UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                       July 31, 2015

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to the Rights of Security Holders. .

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year. .

ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) filed two amendments to its Articles of Amendment and Restatement (the “Amendments”) with the Secretary of State of the State of Maryland, which effected the Company's previously announced one-for-eight reverse stock split of its common stock (the “Reverse Stock Split”). The first Amendment, effective as of 5:01 p.m. ET on July 31, 2015, converted every eight shares of ARMOUR's issued and outstanding common stock $0.001 par value per share, into one share of ARMOUR's common stock, $0.008 per share. Pursuant to the first Amendment, any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split shall be settled by cash payment, calculated according to the average per share closing price of the Company’s common stock for the three consecutive trading days ending on July 31, 2015. The second Amendment, effective as of 5:02 p.m. ET on July 31, 2015, reduced the par value of ARMOUR's issued and outstanding common stock to $0.001 per share and reduced the number of ARMOUR's authorized shares of common stock, on a one-for-eight basis, from 1,000,000,000 shares to 125,000,000 shares.

The above description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached hereto as Exhibits 3.1 and 3.2.

The full text of ARMOUR's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

Trading in ARMOUR’s common stock on a split-adjusted basis is expected to begin at the market open on August 3, 2015. ARMOUR’s common stock will continue trading on the New York Stock Exchange under the symbol “ARR” but will be assigned the new CUSIP number of 042315 507.

Second Amended and Restated 2009 Stock Incentive Plan

In connection with the Reverse Stock Split, the number of shares of common stock issuable from unvested awards under ARMOUR's Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”) was proportionately adjusted to reflect the Reverse Stock Split. Additionally, the total number of authorized shares of common stock that may be issued under the Plan (including shares already issued pursuant to awards) was proportionately adjusted from 15,000,000 shares to 1,875,000 shares to reflect the Reverse Stock Split. Any other affected terms of the Plan and any awards thereunder were adjusted to the extent necessary to reflect proportionately the Reverse Stock Split.

Common Stock At-the-Market Offering Program

As previously disclosed on May 22, 2015, the Company has an ongoing at-the-market (“ATM”) offering of shares of its common stock, pursuant to an Equity Distribution Agreement dated October 11, 2011 (the “Distribution Agreement") with Deutsche Bank Securities Inc., JMP Securities LLC and Ladenburg Thalmann & Co. Inc. (collectively, the “Agents”). Under the terms of the Distribution Agreement, the Company may offer and sell, from time to time, through the Agents, as the Company's agents, or to the Agents for resale, up to 40,000,000 pre-split shares of the Company's Common Stock. At the time of effectiveness of the Reverse Stock Split, the Company had sold 15,500,000 pre-split shares of its Common Stock under the Distribution Agreement and 24,500,000 pre-split shares of Common Stock remained unsold under the Distribution Agreement (the “Pre-Split Unsold ATM Common Stock”). To account for the effect of the Reverse Stock Split, on July 31, 2015, the Company filed a prospectus supplement (the “Common Stock ATM Prospectus Supplement”) with the Securities and Exchange Commission (the “Commission”) covering the sale of the 3,062,500 unsold post-split shares of Common Stock (the “Post-Split Unsold ATM Common Stock”), which Post-Split Unsold ATM Common Stock reflects the proportional adjustment to the Pre-Split Unsold ATM Common Stock.

The offering of the Post-Split Unsold ATM Common Stock will be made pursuant to (a) the Company's automatic shelf registration statement on Form S-3 (No. 333-203813) (the “Registration Statement”), (b) the prospectus, dated May 1,

2015, filed as a portion of the Registration Statement (the “Prospectus”), and (c) the Common Stock ATM Prospectus Supplement, which forms a part of, and supplements, the Registration Statement. The offering will continue to be governed by the terms of the Distribution Agreement. At the time of effectiveness of the Reverse Stock Split, the Pre-Split Unsold ATM Common Stock and all other share-related numbers referenced in the Distribution Agreement were automatically adjusted to take into account the Reverse Stock Split.

The Distribution Agreement, as described in the Company's Current Report on Form 8-K filed with the Commission on October 12, 2011, does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement filed as an exhibit to such Current Report on Form 8-K.

Dividend Reinvestment and Stock Purchase Plans

As previously disclosed , the Company adopted the 2012 Dividend Reinvestment and Stock Purchase Plan (the “2012 Plan”) relating to the offer and sale of up to 20,000,000 pre-split shares of the Company's Common Stock pursuant to the terms of the 2012 Plan, and the 2013 Dividend Reinvestment and Stock Purchase Plan (the “2013 Plan”) relating to an additional offer and sale of up to 30,000,000 pre-split shares of the Company's common stock pursuant to the terms of the 2013 Plan, which 2013 Plan is essentially identical by its terms to the 2012 Plan. The 2012 Plan and 2013 Plan each permit the Company's stockholders to automatically reinvest all or a portion of their cash dividends on their shares of the Company's common stock and to purchase additional shares of the Company's common stock.

In connection with the Reverse Stock Split, on July 31, 2015, the Company filed with the Commission (1) a prospectus supplement (the “2012 DRIP Prospectus Supplement”) covering the sale of the 1,650,256 unsold post-split shares of Common Stock (the “Post-Split Unsold 2012 DRIP Common Stock”), to reflect the proportional adjustment, as a result of the Reverse Stock Split, of the 13,202,045 unsold pre-split shares of Common Stock (the “Pre-Split Unsold 2012 DRIP Common Stock”) available under the 2012 Plan, and (2) a prospectus supplement (the “2013 DRIP Prospectus Supplement”) covering the sale of the 3,750,000 unsold pre-split shares of Common Stock (the “Post-Split 2013 DRIP Unsold Common Stock”), to reflect the proportional adjustment, as a result of the Reverse Stock Split, of the 30,000,000 unsold pre-split shares of Common Stock (the “Pre-Split 2013 DRIP Unsold Common Stock”) available for sale under the 2013 Plan.

The offering of the Post-Split Unsold 2012 DRIP Common Stock will be made pursuant to (a) the Registration Statement, (b) the Prospectus, and (c) the 2012 DRIP Prospectus Supplement, and will continue to be governed by the terms of the 2012 Plan. The offering of the Post-Split Unsold 2013 DRIP Common Stock will be made pursuant to (a) the Registration Statement, (b) the Prospectus, and (c) the 2013 DRIP Prospectus Supplement, and will continue to be governed by the terms of the 2013 Plan.

This Current Report on Form 8-K does not constitute offers to sell or the solicitation of offers to buy nor shall there be any sales of the Company's Common Stock in any state in which such offers, solicitations or sales would be unlawful prior to registration or qualification under the securities laws of any such state.

Exhibits 5.1 and 23.1, Exhibits 5.2 and 23.2, and Exhibits 5.3 and 23.3 to this Current Report on Form 8-K are filed herewith in connection with the Common Stock ATM Prospectus Supplement, the 2012 DRIP Prospectus Supplement and the 2013 DRIP Prospectus Supplement, respectively, and are incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Company's Articles of Amendment and Restatement
3.2	Articles of Amendment to the Company's Articles of Amendment and Restatement
5.1	Opinion of Akerman LLP (Common Stock ATM Prospectus Supplement)
5.2	Opinion of Akerman LLP (2012 DRIP Prospectus Supplement)
5.3	Opinion of Akerman LLP (2013 DRIP Prospectus Supplement)
23.1	Consent of Akerman LLP (Common Stock ATM Prospectus Supplement) (included in Ex. 5.1)
23.2	Consent of Akerman LLP (2012 DRIP Prospectus Supplement) (included in Ex. 5.2)
23.3	Consent of Akerman LLP (2013 DRIP Prospectus Supplement) (included in Ex. 5.3)
99.1	Press Release announcing effectiveness of reverse stock split, dated July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2015

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name:	James R. Mountain
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Company's Articles of Amendment and Restatement
3.2	Articles of Amendment to the Company's Articles of Amendment and Restatement
5.1	Opinion of Akerman LLP (Common Stock ATM Prospectus Supplement)
5.2	Opinion of Akerman LLP (2012 DRIP Prospectus Supplement)
5.3	Opinion of Akerman LLP (2013 DRIP Prospectus Supplement)
23.1	Consent of Akerman LLP (Common Stock ATM Prospectus Supplement) (included in Ex. 5.1)
23.2	Consent of Akerman LLP (2012 DRIP Prospectus Supplement) (included in Ex. 5.2)
23.3	Consent of Akerman LLP (2013 DRIP Prospectus Supplement) (included in Ex. 5.3)
99.1	Press Release announcing effectiveness of reverse stock split, dated July 31, 2015